UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2016

AGRITEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15673	20-8484256
(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue, Suite 500 Miami, FL	33131
(Address of principal executive offices)	(Zip code)

(310) 205-2560
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On February 5, 2016, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of L&L CPAS, PA ("L&L"), the Company's new independent registered public accountants, which appointment L&L has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of L&L, the Company has not consulted with L&L regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by L&L or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRITEK HOLDINGS, INC.

Date: February 8, 2016	By:	/s/ B. Michael Friedman
B. Michael Friedman Interim Chief Executive Officer